AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB International Value Portfolio

(the "Portfolio")

Supplement dated November 15, 2022 to the Portfolio's Prospectuses and Summary Prospectuses dated May 1, 2022, as amended.

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Effective November 21, 2022, the following replaces the chart under the heading "Portfolio Managers" in the Prospectuses and Summary Prospectuses for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee	Length of Service	Title
Avi Lavi	Since 2012	Senior Vice President of the Adviser
Justin Moreau	Since November 2022	Senior Vice President of the Adviser

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Effective November 21, 2022, the following replaces certain information under the heading "Management of the Portfolio - Portfolio Managers" in the Prospectuses.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Avi Lavi; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.
Justin Moreau; since November 2022; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position, including as a research analyst, since prior to 2017.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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